EX 32

CERTIFICATION PURSUANT TO
18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Force Fuels, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended July 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, the undersigned, in the capacity and on the date indicated below, certify, pursuant to 18 U.S.C./ Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 29, 2008	/s/ Lawrence Weisdorn
Lawrence Weisdorn,
Chief Executive Officer and Chief Financial Officer